               DOLLAR TREE STORES, INC. -- As Previously Reported
                       HISTORICAL QUARTERLY FINANCIAL DATA
                            BALANCE SHEET INFORMATION
                                 (In thousands)
                                   (Unaudited)



                                              March 31,        June 30,          Sept. 30,        Dec. 31,
                                                1998             1998              1998             1998
                                              ---------        --------          ---------        --------
   ASSETS

Current assets:
     Cash and cash equivalents                $  8,002          $  8,932         $  9,355          $ 74,644
     Merchandise inventories                   150,399           179,237          210,747           142,706
     Deferred tax asset                          5,347             6,238            6,664             6,709
     Prepaid expenses and other
       current assets                            7,249             6,079            9,379             7,451
                                               -------           -------          -------           -------
         Total current assets                  170,997           200,486          236,145           231,510
                                               -------           -------          -------           -------

Net property and equipment                      93,060            98,459          114,055           122,503
Deferred tax asset                               2,092             2,457            2,617             2,194
Goodwill, net                                   43,996            43,514           43,033            42,551
Other assets, net                                2,515             2,355            2,279             6,429
                                               -------           -------          -------           -------
         TOTAL ASSETS                         $312,660          $347,271         $398,129          $405,187
                                               =======           =======          =======           =======


   LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable                         $ 49,359          $ 53,739         $ 63,836          $ 53,030
     Income taxes payable                        3,898             2,284             -               21,353
     Other current liabilities                  25,155            19,933           18,529            25,988
     Current portion of long-term debt          10,880            20,964           53,982            16,500
     Current installments of obligations
       under capital leases                        294               270              392               457
                                               -------           -------          -------           -------
         Total current liabilities              89,586            97,190          136,739           117,328
                                               -------           -------          -------           -------

Long-term debt, excluding current portion       40,490            53,000           50,000            30,000
Obligations under capital leases,
   excluding current installments                  742               674            2,191             2,469
Other liabilities                                5,920             5,971            5,849             6,574
                                               -------           -------          -------           -------
         Total liabilities                     136,738           156,835          194,779           156,371
                                               -------           -------          -------           -------

Shareholders' equity                           175,922           190,436          203,350           248,816
                                               -------           -------          -------           -------
         TOTAL LIABILITIES AND
           SHAREHOLDERS' EQUITY               $312,660          $347,271         $398,129          $405,187
                                               =======           =======          =======           =======

SEE ACCOMPANYING FOOTNOTES.

                                       1




               DOLLAR TREE STORES, INC. -- As Previously Reported
                       HISTORICAL QUARTERLY FINANCIAL DATA
                          INCOME STATEMENT INFORMATION
                 (In thousands, except store and per share data)
                                   (Unaudited)


                                                                                                    Year
                                                                   Quarter Ended                   Ended
                                                March 31,     June 30,     Sept. 30,  Dec. 31,    Dec. 31,
                                                  1998          1998         1998       1998        1998
                                                ---------     --------     ---------  --------    --------

Net sales                                        $180,599     $205,209     $210,008   $348,306    $944,122
Cost of sales                                     116,610      131,130      132,014    209,326     589,080
Merger related costs                                 -            -            -         1,301       1,301
                                                  -------      -------      -------    -------     -------
   Gross profit                                    63,989       74,079       77,994    137,679     353,741
                                                  -------      -------      -------    -------     -------
Selling, general and administrative expenses:
   Operating expenses                              45,997       49,463       51,312     62,010     208,782
   Merger related expenses                           -            -            -         4,024       4,024
   Depreciation and amortization                    4,414        4,889        5,174      6,041      20,518
                                                  -------      -------      -------    -------     -------
       Total selling, general and
         administrative expenses                   50,411       54,352       56,486     72,075     233,324
                                                  -------      -------      -------    -------     -------
Operating income                                   13,578       19,727       21,508     65,604     120,417
Interest income                                       276           72           70        178         596
Interest expense                                     (984)      (1,123)      (1,601)    (1,219)     (4,927)
                                                  -------      -------      -------    -------     -------
Income before income taxes                         12,870       18,676       19,977     64,563     116,086
Provision for income taxes                          4,890        6,870        7,555     25,218      44,533
                                                  -------      -------      -------    -------     -------
       Net income                                $  7,980     $ 11,806     $ 12,422   $ 39,345    $ 71,553
                                                  =======      =======      =======    =======     =======

Net income per share:
   Basic net income per share                    $   0.13     $   0.19     $   0.20   $   0.64    $   1.17
                                                  =======      =======      =======    =======     =======

   Diluted net income per share                  $   0.12     $   0.17     $   0.18   $   0.58    $   1.06
                                                  =======      =======      =======    =======     =======

Pro forma income data:
   Net income                                    $  7,980     $ 11,806     $ 12,422   $ 39,345    $ 71,553
   Pro forma adjustment for
       C-corporation income taxes                      96          299          111        519       1,025
                                                  -------      -------      -------    -------     -------
   Pro forma net income                          $  7,884     $ 11,507     $ 12,311   $ 38,826    $ 70,528
                                                  =======      =======      =======    =======     =======

   Pro forma basic net income
       per share                                 $   0.13     $   0.19     $   0.20   $   0.63    $   1.15
                                                  =======      =======      =======    =======     =======
   Pro forma diluted net income
       per share                                 $   0.12     $   0.17     $   0.18   $   0.57    $   1.04
                                                  =======      =======      =======    =======     =======

Weighted average number of
   common shares outstanding                       60,920       61,182       61,296     61,342      61,185
                                                  =======      =======      =======    =======     =======
Weighted average number of common
   shares and dilutive potential
   common shares outstanding                       67,321       67,644       67,750     67,787      67,626
                                                  =======      =======      =======    =======     =======

STORE DATA:
Comparable store net
   sales increase (5)                                6.4%        11.9%         5.5%       5.2%        6.8%
Number of stores open at end of
   period                                           1,003        1,063        1,140      1,179       1,179
Total gross square footage
   (in thousands) (4)                               4,368        4,716        5,122      5,330       5,330


SEE ACCOMPANYING FOOTNOTES.

                                       2



               DOLLAR TREE STORES, INC. -- As Previously Reported
                       HISTORICAL QUARTERLY FINANCIAL DATA
                            BALANCE SHEET INFORMATION
                                 (In thousands)
                                   (Unaudited)



                                                          March 31,       June 30,      Sept. 30,       Dec. 31,       Mar. 31,
                                                            1999            1999           1999           1999           2000
                                                          ---------       --------      ---------       --------       ---------
    ASSETS

Current assets:
     Cash and cash equivalents                            $ 20,997        $ 36,502       $ 19,173       $176,514        $ 81,166
     Merchandise inventories                               176,615         187,247        252,472        174,582         255,239
     Deferred tax asset                                      7,099           7,615          3,667          5,398           5,056
     Prepaid expenses and other
       current assets                                        6,625           7,656          8,627         13,001          11,233
                                                           -------         -------        -------        -------         -------
         Total current assets                              211,336         239,020        283,939        369,495         352,694
                                                           -------         -------        -------        -------         -------

     Net property and equipment                            126,551         134,195        139,933        144,023         152,867
     Deferred tax asset                                      2,291           2,420          1,433           -               -
     Goodwill, net                                          42,069          41,587         41,106         42,394          41,890
     Other assets, net                                       6,037           5,849         15,947         15,216          14,984
                                                           -------         -------        -------        -------         -------
         TOTAL ASSETS                                     $388,284        $423,071       $482,358       $571,128        $562,435
                                                           =======         =======        =======        =======         =======

    LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                     $ 42,538        $ 60,322       $ 71,950       $ 63,170        $ 63,880
     Income taxes payable                                    5,936           4,936          1,206         28,063          12,058
     Other current liabilities                              16,139          17,645         19,668         29,034          17,067
     Current portion of long-term debt                      18,500          25,000         25,280         26,500          25,025
     Current installments of obligations
       under capital leases                                    466             479          3,114          3,183           3,264
                                                           -------         -------        -------        -------         -------
         Total current liabilities                          83,579         108,382        121,218        149,950         121,294
                                                           -------         -------        -------        -------         -------

Long-term debt, excluding current portion                   30,000          24,000         25,120         24,000          24,000
Obligations under capital leases,
   excluding current installments                            2,289           2,185         29,197         28,375          27,591
Deferred tax liability                                        -               -              -             1,182           1,010
Other liabilities                                            6,227           6,220          5,607          6,650           6,234
                                                           -------         -------        -------        -------         -------
         Total liabilities                                 122,095         140,787        181,142        210,157         180,129
                                                           -------         -------        -------        -------         -------

Shareholders' equity                                       266,189         282,284        301,216        360,971         382,306
                                                           -------         -------        -------        -------         -------
         TOTAL LIABILITIES AND
           SHAREHOLDERS' EQUITY                           $388,284        $423,071       $482,358       $571,128        $562,435
                                                           =======         =======        =======        =======         =======

SEE ACCOMPANYING FOOTNOTES.

                                       3




               DOLLAR TREE STORES, INC. -- As Previously Reported
                       HISTORICAL QUARTERLY FINANCIAL DATA
                          INCOME STATEMENT INFORMATION
                 (In thousands, except store and per share data)
                                   (Unaudited)



                                                                                                          Year        Quarter
                                                                 Quarter Ended                            Ended        Ended
                                             March 31,      June 30,      Sept. 30,       Dec. 31,       Dec. 31,     March 31,
                                               1999           1999          1999            1999           1999         2000
                                             ---------      --------      ---------       --------       ---------    ---------

Net sales                                     $227,044      $253,216       $265,372       $452,328      $1,197,960     $291,599
Cost of sales                                  146,179       159,525        167,325        273,434         746,463      187,657
Merger related costs                              -              443           -              -                443         -
                                               -------       -------        -------        -------         -------      -------
   Gross profit                                 80,865        93,248         98,047        178,894         451,054      103,942
                                               -------       -------        -------        -------         -------      -------
Selling, general and administrative expenses:
   Operating expenses                           56,125        61,710         64,016         78,066         259,917       72,139
   Merger related expenses                        -              607           -              -                607         -
   Depreciation and amortization                 6,220         6,881          7,062          7,954          28,117        7,862
                                               -------       -------        -------        -------         -------      -------
       Total selling, general and
         administrative expenses                62,345        69,198         71,078         86,020         288,641       80,001
                                               -------       -------        -------        -------         -------      -------
Operating income                                18,520        24,050         26,969         92,874         162,413       23,941
Interest income                                    414           256            205            842           1,717        1,776
Interest expense                                  (896)         (926)          (992)        (1,708)         (4,522)      (1,622)
                                               -------       -------        -------        -------         -------      -------
Income before income taxes                      18,038        23,380         26,182         92,008         159,608       24,095
Provision for income taxes                       6,711         8,876         10,080         35,423          61,090        9,276
                                               -------       -------        -------        -------         -------      -------
       Net income                             $ 11,327      $ 14,504       $ 16,102       $ 56,585        $ 98,518     $ 14,819
                                               =======       =======        =======        =======         =======      =======
Net income per share:
   Basic net income per share                 $   0.18      $   0.23       $   0.26       $   0.91        $   1.59     $   0.24
                                               =======       =======        =======        =======         =======      =======

   Diluted net income per share               $   0.17      $   0.21       $   0.24       $   0.83        $   1.45     $   0.22
                                               =======       =======        =======        =======         =======      =======

Pro forma income data:

   Net income                                 $ 11,327      $ 14,504       $ 16,102       $ 56,585        $ 98,518       14,819
   Pro forma adjustment for
       C-corporation income taxes                  234           271           -              -                505         -
                                               -------       -------        -------        -------         -------      -------
   Pro forma net income                       $ 11,093      $ 14,233       $ 16,102       $ 56,585        $ 98,013     $ 14,819
                                               =======       =======        =======        =======         =======      =======

   Pro forma basic net income
       per share                              $   0.18      $   0.23       $   0.26       $   0.91        $   1.58     $   0.24
                                               =======       =======        =======        =======         =======      =======
   Pro forma diluted net income
       per share                              $   0.16      $   0.21       $   0.24       $   0.83        $   1.54     $   0.22
                                               =======       =======        =======        =======         =======      =======

Weighted average number of
   common shares outstanding                    61,543        61,815         61,959         62,048          61,839       62,237
                                               =======       =======        =======        =======         =======      =======
Weighted average number of common
   shares and dilutive potential
   common shares outstanding                    67,909        68,035         68,221         68,384          68,135       68,589
                                               =======       =======        =======        =======         =======      =======

STORE DATA:
Comparable store net
   sales increase (5)                             5.2%          1.8%           5.6%           8.3%            5.6%         4.6%
Number of stores open at end of
   period                                        1,227         1,291          1,344          1,383           1,383        1,434
Total gross square footage
   (in thousands) (4)                            5,589         5,962          6,390          6,675           6,675        7,056


SEE ACCOMPANYING FOOTNOTES.

                                       4




                              DOLLAR EXPRESS, INC.
                       HISTORICAL QUARTERLY FINANCIAL DATA
                          BALANCE SHEET INFORMATION (1)
                                 (In thousands)
                                   (Unaudited)



                                                  March 31,       June 30,       Sept. 30,      Dec. 31,
                                                    1998            1998           1998           1998
                                                  ---------       --------       ---------      --------
   ASSETS

Current assets:
     Cash and cash equivalents                     $ 1,832         $ 2,530        $ 1,801        $10,070
     Merchandise inventories                        16,736          14,949         18,909         12,013
     Prepaid expenses and other
       current assets                                  325             580            822            481
                                                    ------          ------         ------         ------
         Total current assets                       18,893          18,059         21,532         22,564
                                                    ------          ------         ------         ------

Net property and equipment                           7,787           8,193          8,358          8,958
Other assets, net                                       78              59             59             59
                                                    ------          ------         ------         ------
         TOTAL ASSETS                              $26,758         $26,311        $29,949        $31,581
                                                    ======          ======         ======         ======


   LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable                              $ 7,979         $ 5,562        $ 6,597        $ 6,852
     Other current liabilities                       2,761           2,515          3,459          4,946
     Current portion of long-term debt                  72              70             70            138
     Current installments of obligations
       under capital leases                             50              50             50             52
                                                    ------          ------         ------         ------
         Total current liabilities                  10,862           8,197         10,176         11,988
                                                    ------          ------         ------         ------

Long-term debt, excluding current portion            4,258           4,242          5,219          4,136
Obligations under capital leases,
   excluding current installments                       46              33             23              7
Other liabilities                                    2,194           2,115          1,999          1,691
                                                    ------          ------         ------         ------
         Total liabilities                          17,360          14,587         17,417         17,822
                                                    ------          ------         ------         ------

Shareholders' equity                                 9,398          11,724         12,532         13,759
                                                    ------          ------         ------         ------
         TOTAL LIABILITIES AND
           SHAREHOLDERS' EQUITY                    $26,758         $26,311        $29,949        $31,581
                                                    ======          ======         ======         ======


SEE ACCOMPANYING FOOTNOTES.

                                       5




                              DOLLAR EXPRESS, INC.
                       HISTORICAL QUARTERLY FINANCIAL DATA
                        INCOME STATEMENT INFORMATION (1)
                        (In thousands, except store data)
                                   (Unaudited)



                                                                                                           Year
                                                               Quarter Ended                               Ended
                                             March 31,      June 30,       Sept. 30,       Dec. 31,       Dec. 31,
                                               1998           1998           1998            1998           1998
                                             ---------      --------       ---------       --------       --------

Net sales                                      $25,042       $32,719        $27,844        $44,159        $129,764
Cost of sales                                   17,159        25,146         19,894         30,108          92,307
                                                ------        ------         ------         ------         -------
   Gross profit                                  7,883         7,573          7,950         14,051          37,457
                                                ------        ------         ------         ------         -------
Selling, general and administrative expenses:
   Operating expenses                            6,524         4,728          5,930          8,233          25,415
   Depreciation and amortization                   473           426            509            537           1,945
                                                ------        ------         ------         ------         -------
       Total selling, general and
         administrative expenses                 6,997         5,154          6,439          8,770          27,360
                                                ------        ------         ------         ------         -------
Operating income                                   886         2,419          1,511          5,281          10,097
Interest income                                      3             1              2              2               8
Interest expense                                   (42)          (75)           (77)           (96)           (290)
                                                ------        ------         ------         ------         -------
Income before income taxes                         847         2,345          1,436          5,187           9,815
Provision for income taxes                           9            12              4             25              50
                                                ------        ------         ------         ------         -------
       Net income                              $   838       $ 2,333        $ 1,432        $ 5,162         $ 9,765
                                                ======        ======         ======         ======         =======

STORE DATA:
Comparable store net sales
   increase(decrease) (5)                        (6.0%)        15.6%           3.9%           5.3%            4.4%
Number of stores open at end of
   period                                           97           100            101            106             106
Total gross square footage
   (in thousands)                                  614           640            663            721             721


SEE ACCOMPANYING FOOTNOTES.

                                       6




                              DOLLAR EXPRESS, INC.
                       HISTORICAL QUARTERLY FINANCIAL DATA
                          BALANCE SHEET INFORMATION (1)
                                 (In thousands)
                                   (Unaudited)


                                                      April 1,        July 1,      Sept. 30,      Dec. 30,     March 30,
                                                        1999           1999          1999           1999         2000
                                                      --------       --------      --------       --------      -------
   ASSETS
Current assets:
     Cash and cash equivalents                         $ 3,664        $ 3,570       $ 2,907        $ 5,073      $ 2,545
     Merchandise inventories                            17,725         18,257        23,768         18,256       21,572
     Deferred tax asset                                   -              -             -               695          695
     Income tax receivable                                -               516         1,583           -           1,556
     Prepaid expenses and other
       current assets                                      213          1,045         1,322          1,587          480
                                                        ------         ------        ------         ------       ------
         Total current assets                           21,602         23,388        29,580         25,611       26,848
                                                        ------         ------        ------         ------       ------

Net property and equipment                               9,950         10,550        11,674         13,345       14,300
Deferred tax asset                                       2,090          2,090         2,090          1,652        1,652
Other assets, net                                          778            753           714            679          649
                                                        ------         ------        ------         ------       ------
         TOTAL ASSETS                                  $34,420        $36,781       $44,058        $41,287      $43,449
                                                        ======         ======        ======         ======       ======

   LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
     Accounts payable                                  $ 9,253        $ 6,986       $10,871       $ 10,708      $ 9,751
     Income taxes payable                                  320           -             -             1,130         -
     Other current liabilities                           3,533          5,379         4,487          5,908        6,195
     Current portion of long-term debt                      70             70            70          1,570        1,570
     Current installments of obligations
       under capital leases                                 46             33            23              7         -
                                                        ------         ------        ------         ------       ------
         Total current liabilities                      13,222         12,468        15,451         19,323       17,516
                                                        ------         ------        ------         ------       ------

Long-term debt, excluding current portion               29,938         31,922        35,902         25,138       30,930
Other liabilities                                        1,850          2,117         2,266          1,994        1,038

Accrued preferred stock dividends                          440          1,182         1,933          2,751        3,537
Cumulative convertible redeemable
   preferred stock                                      28,144         28,144        31,295         32,420       32,710
Common stock put warrants                                4,012          4,012         4,294          4,394        4,394

Common shareholders' deficit                           (43,186)       (43,064)      (47,083)       (44,733)     (46,676)
                                                        ------         ------        ------         ------       ------
         TOTAL LIABILITIES AND
           SHAREHOLDERS' DEFICIT                       $34,420        $36,781       $44,058        $41,287      $43,449
                                                        ======         ======        ======         ======       ======


SEE ACCOMPANYING FOOTNOTES.

                                       7



                              DOLLAR EXPRESS, INC.
                       HISTORICAL QUARTERLY FINANCIAL DATA
                        INCOME STATEMENT INFORMATION (1)
                        (In thousands except store data)
                                   (Unaudited)



                                                                                                         Year       Quarter
                                                                    Quarter Ended                        Ended       Ended
                                                   April 1,      July 1,     Sept. 30,    Dec. 30,     Dec. 30,     March 30,
                                                     1999         1999         1999         1999         1999         2000
                                                   --------      -------     ---------    --------     --------     --------

Net sales                                           $31,047      $34,932      $33,496      $54,385     $153,860      $35,512
Cost of sales                                        22,212       24,864       24,221       36,364      107,661       25,881
                                                     ------       ------       ------       ------      -------       ------
   Gross profit                                       8,835       10,068        9,275       18,021       46,199        9,631
                                                     ------       ------       ------       ------      -------       ------
Selling, general and administrative expenses:
   Operating expenses                                 6,392        7,144        7,507        9,281       30,324        9,522
   Depreciation and amortization                        512          741          817          622        2,692          831
                                                     ------       ------       ------       ------      -------       ------
       Total selling, general and
         administrative expenses                      6,904        7,885        8,324        9,903       33,016       10,353
                                                     ------       ------       ------       ------      -------       ------
Operating income (loss)                               1,931        2,183          951        8,118       13,183         (722)
Interest income                                           2            2            2           20           26            2
Accretion of common stock put
   warrants to fair value                              -            -            (282)        (100)        (382)        -
Interest expense                                       (384)        (657)        (700)        (784)      (2,525)        (656)
                                                     ------       ------       ------       ------      -------       ------
Income(loss) before income taxes                      1,549        1,528          (29)       7,254       10,302       (1,376)
Provision(benefit) for income taxes                     754          664           88        2,961        4,467         (509)
Deferred income tax benefit resulting
   from conversion from S to C
   corporation                                       (2,224)        -            -            -          (2,224)        -
                                                     ------       ------       ------       ------      -------       ------
       Net income(loss)                             $ 3,019      $   864      $  (117)     $ 4,293     $  8,059      $  (867)
                                                     ======       ======       ======       ======      =======       ======



STORE DATA:
Comparable store net sales
   increase(decrease) (5)                              0.4%         1.5%        (0.6%)        1.4%         1.1%        (9.2%)
Number of stores open at end of
   period                                               108          112          117          124          124          131
Total gross square footage
   (in thousands)                                       760          807          884          963          963        1,041


SEE ACCOMPANYING FOOTNOTES.


                            DOLLAR TREE STORES, INC.
     COMBINED QUARTERLY FINANCIAL DATA -- AFTER GIVING EFFECT TO THE POOLING
                            BALANCE SHEET INFORMATION
                                 (In thousands)
                                   (Unaudited)



                                                  March 31,       June 30,     Sept. 30,      Dec. 31,
                                                    1998            1998         1998           1998
                                                  ---------       --------     ---------      --------
   ASSETS

Current assets:
     Cash and cash equivalents                     $  9,834       $ 11,462     $  11,156      $ 84,714
     Merchandise inventories                        167,135        194,186       229,656       154,719
     Deferred tax asset                               5,347          6,238         6,664         6,709
     Prepaid expenses and other
       current assets                                 7,574          6,659        10,201         7,932
                                                    -------        -------       -------       -------
         Total current assets                       189,890        218,545       257,677       254,074
                                                    -------        -------       -------       -------

Net property and equipment                          100,847        106,652       122,413       131,461
Deferred tax asset                                    2,092          2,457         2,617         2,194
Goodwill, net                                        43,996         43,514        43,033        42,551
Other assets, net                                     2,593          2,414         2,338         6,488
                                                    -------        -------       -------       -------
         TOTAL ASSETS                              $339,418       $373,582      $428,078      $436,768
                                                    =======        =======       =======       =======


   LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable                              $ 57,338       $ 59,301      $ 70,433      $ 59,882
     Income taxes payable                             3,898          2,284             0        21,353
     Other current liabilities                       27,916         22,448        21,988        30,934
     Current portion of long-term debt               10,952         21,034        54,052        16,638
     Current installments of obligations
       under capital leases                             344            320           442           509
                                                    -------        -------       -------       -------
         Total current liabilities                  100,448        105,387       146,915       129,316
                                                    -------        -------       -------       -------

Long-term debt, excluding current portion            44,748         57,242        55,219        34,136
Obligations under capital leases,
   excluding current installments                       788            707         2,214         2,476
Other liabilities                                     8,114          8,086         7,848         8,265
                                                    -------        -------       -------       -------
         Total liabilities                          154,098        171,422       212,196       174,193
                                                    -------        -------       -------       -------

Shareholders' equity                                185,320        202,160       215,882       262,575
                                                    -------        -------       -------       -------
         TOTAL LIABILITIES AND
           SHAREHOLDERS' EQUITY                    $339,418       $373,582      $428,078      $436,768
                                                    =======        =======       =======       =======
SEE ACCOMPANYING FOOTNOTES.




                            DOLLAR TREE STORES, INC.
     COMBINED QUARTERLY FINANCIAL DATA -- AFTER GIVING EFFECT TO THE POOLING
                          INCOME STATEMENT INFORMATION
                 (In thousands, except store and per share data)
                                   (Unaudited)


                                                                                                              Year
                                                                   Quarter Ended                             Ended
                                                March 31,     June 30,      Sept. 30,       Dec. 31,        Dec. 31,
                                                  1998          1998          1998            1998            1998
                                                ---------     --------      ---------       --------        --------

Net sales                                        $205,641     $237,928       $237,852       $392,466      $1,073,887
Cost of sales                                     133,769      156,276        151,908        239,435         681,388
Merger related costs                                 -            -              -             1,301           1,301
                                                  -------      -------        -------        -------         -------
   Gross profit                                    71,872       81,652         85,944        151,730         391,198
                                                  -------      -------        -------        -------         -------
Selling, general and administrative expenses:
   Operating expenses                              52,521       54,191         57,242         70,243         234,197
   Merger related expenses                           -            -              -             4,024           4,024
   Depreciation and amortization                    4,887        5,315          5,683          6,578          22,463
                                                  -------      -------        -------        -------         -------
       Total selling, general and
         administrative expenses                   57,408       59,506         62,925         80,845         260,684
                                                  -------      -------        -------        -------         -------
Operating income                                   14,464       22,146         23,019         70,885         130,514
Interest income                                       279           73             72            180             604
Interest expense                                   (1,026)      (1,198)        (1,678)        (1,315)         (5,217)
                                                  -------      -------        -------        -------         -------
Income before income taxes                         13,717       21,021         21,413         69,750         125,901
Provision for income taxes                          4,899        6,882          7,559         25,243          44,583
                                                  -------      -------        -------        -------         -------
       Net income                                $  8,818     $ 14,139       $ 13,854       $ 44,507       $  81,318
                                                  =======      =======        =======        =======         =======

Net income per share:
   Basic net income per share                    $   0.14     $   0.22       $   0.21       $   0.68       $    1.25
                                                  =======      =======        =======        =======         =======

   Diluted net income per share                  $   0.12     $   0.20       $   0.19       $   0.62       $    1.14
                                                  =======      =======        =======        =======         =======

Pro forma income data (3):
   Net income                                    $  8,818     $ 14,139       $ 13,854       $ 44,507       $  81,318
   Pro forma adjustment for
       C-corporation income taxes                     422        1,202            664          2,516           4,804
                                                  -------      -------        -------        -------         -------
   Pro forma net income                          $  8,396     $ 12,937       $ 13,190       $ 41,991       $  76,514
                                                  =======      =======        =======        =======         =======

   Pro forma basic net income
       per share                                 $   0.13     $   0.20       $   0.20       $   0.64       $    1.18
                                                  =======      =======        =======        =======         =======
   Pro forma diluted net income
       per share                                 $   0.12     $   0.18       $   0.18       $   0.59       $    1.07
                                                  =======      =======        =======        =======         =======
Weighted average number of
   common shares outstanding                       64,704       64,966         65,080         65,126          64,969
                                                  =======      =======        =======        =======         =======
Weighted average number of common
   shares and dilutive potential
   common shares outstanding                       71,105       71,428         71,534         71,571          71,410
                                                  =======      =======        =======        =======         =======

STORE DATA:
Comparable store net sales
   increase(decrease) (5)                            4.6%        12.3%           5.3%           5.2%            6.5%
Number of stores open at end of
   period                                           1,100        1,163          1,241          1,285           1,285
Total gross square footage                          4,982        5,356          5,785          6,051           6,051


SEE ACCOMPANYING FOOTNOTES.

                                       10





                            DOLLAR TREE STORES, INC.
     COMBINED QUARTERLY FINANCIAL DATA -- AFTER GIVING EFFECT TO THE POOLING
                            BALANCE SHEET INFORMATION
                                 (In thousands)
                                   (Unaudited)


                                                    March 31,        June 30,      Sept. 30,       Dec. 31,       Mar. 31,
                                                      1999             1999          1999            1999           2000
                                                    ---------       ---------      ---------       --------       ---------
    ASSETS

Current assets:
     Cash and cash equivalents                       $ 24,661        $ 40,072       $ 22,080       $181,587        $ 83,711
     Merchandise inventories                          194,340         205,504        276,240        192,838         276,811
     Deferred tax asset                                 7,099           7,615          3,667          6,093           5,751
     Income tax receivable                               -               -               377           -               -
     Prepaid expenses and other
       current assets                                   6,838           8,701          9,949         14,588          11,713
                                                      -------         -------        -------        -------         -------
         Total current assets                         232,938         261,892        312,313        395,106         377,986
                                                      -------         -------        -------        -------         -------

     Net property and equipment                       136,501         144,745        151,607        157,368         167,167
     Deferred tax asset                                 4,381           4,510          3,523            470             642
     Goodwill, net                                     42,069          41,587         41,106         42,394          41,890
     Other assets, net                                  6,815           6,602         16,661         15,895          15,633
                                                      -------         -------        -------        -------         -------
         TOTAL ASSETS                                $422,704        $459,336       $525,210       $611,233        $603,318
                                                      =======         =======        =======        =======         =======

    LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
      Accounts payable                               $ 51,791        $ 67,308       $ 82,821       $ 73,878        $ 73,631
      Income taxes payable                              6,256           4,420           -            29,193          10,502
      Other current liabilities                        19,672          23,024         24,155         34,942          23,262
      Current portion of long-term debt                18,570          25,070         25,350         28,070          26,595
      Current installments of obligations
       under capital leases                               512             512          3,137          3,190           3,264
                                                      -------         -------        -------        -------         -------
         Total current liabilities                     96,801         120,334        135,463        169,273         137,254
                                                      -------         -------        -------        -------         -------

Long-term debt, excluding current portion              59,938          55,922         61,022         49,138          54,930
Obligations under capital leases,
   excluding current installments                       2,289           2,185         29,197         28,375          27,591
Other liabilities                                       8,077           8,337          7,873          8,644           7,272

Accrued preferred stock dividends (2)                     440           1,182          1,933          2,751           3,537
Cumulative convertible redeemable
   preferred stock of Dollar Express (2)               28,144          28,144         31,295         32,420          32,710
Common stock put warrants of
   Dollar Express (2)                                   4,012           4,012          4,294          4,394           4,394

Common shareholders' equity                           223,003         239,220        254,133        316,238         335,630
                                                      -------         -------        -------        -------         -------
         TOTAL LIABILITIES AND
           SHAREHOLDERS' EQUITY                      $422,704        $459,336       $525,210       $611,233        $603,318
                                                      =======         =======        =======        =======         =======
SEE ACCOMPANYING FOOTNOTES.



                            DOLLAR TREE STORES, INC.
     COMBINED QUARTERLY FINANCIAL DATA -- AFTER GIVING EFFECT TO THE POOLING
                          INCOME STATEMENT INFORMATION
                 (In thousands, except store and per share data)
                                   (Unaudited)



                                                                                                          Year        Quarter
                                                                 Quarter Ended                            Ended        Ended
                                             March 31,      June 30,      Sept. 30,       Dec. 31,       Dec. 31,     March 31,
                                               1999           1999          1999            1999           1999         2000
                                             ---------      --------      ---------       --------       ---------    ---------

Net sales                                     $258,091      $288,148       $298,868       $506,713      $1,351,820     $327,111
Cost of sales                                  168,391       184,389        191,546        309,798         854,124      213,538
Merger related costs                              -              443           -              -                443         -
                                               -------       -------        -------        -------         -------      -------
   Gross profit                                 89,700       103,316        107,322        196,915         497,253      113,573
                                               -------       -------        -------        -------         -------      -------
Selling, general and administrative expenses:
   Operating expenses                           62,517        68,854         71,523         87,347         290,241       81,661
   Merger related expenses                        -              607           -              -                607         -
   Depreciation and amortization                 6,732         7,622          7,879          8,576          30,809        8,693
                                               -------       -------        -------        -------         -------      -------
       Total selling, general and
         administrative expenses                69,249        77,083         79,402         95,923         321,657       90,354
                                               -------       -------        -------        -------         -------      -------
Operating income                                20,451        26,233         27,920        100,992         175,596       23,219
Interest income                                    416           258            207            862           1,743        1,778
Accretion of common stock put
   warrants to fair value                         -             -              (282)          (100)           (382)        -
Interest expense                                (1,280)       (1,583)        (1,692)        (2,492)         (7,047)      (2,278)
                                               -------       -------        -------        -------         -------      -------
Income before income taxes                      19,587        24,908         26,153         99,262         169,910       22,719
Deferred income tax benefit
   resulting from conversion from
   S to C corporation                           (2,224)         -              -              -             (2,224)        -
Provision for income taxes                       7,465         9,540         10,168         38,384          65,557        8,767
                                               -------       -------        -------        -------         -------      -------
       Net income                             $ 14,346      $ 15,368       $ 15,985       $ 60,878       $ 106,577     $ 13,952
                                               -------       -------        -------        -------         -------      -------
Less: Preferred stock dividends
         and accretion                             440           742          3,902          1,943           7,027        1,076
                                               -------       -------        -------        -------         -------      -------
       Net income available to
         common shareholders                  $ 13,906      $ 14,626       $ 12,085       $ 58,933        $ 99,550     $ 12,876
                                               =======       =======        =======        =======         =======      =======
Net income per common share:

   Basic net income per common
     share                                    $   0.21      $   0.22       $   0.18       $   0.90        $   1.52     $   0.20
                                               =======       =======        =======        =======         =======      =======

   Diluted net income per common
     share                                    $   0.19      $   0.20       $   0.17       $   0.82        $   1.38     $   0.18
                                               =======       =======        =======        =======         =======      =======

Pro forma income data:

   Net income                                 $ 13,906      $ 14,626       $ 12,085       $ 58,933         $99,550     $ 12,876
   Pro forma adjustment for
     C-corporation income taxes                    234           271           -              -                505         -
                                               -------       -------        -------        -------         -------      -------
   Pro forma net income                       $ 13,672      $ 14,355       $ 12,085       $ 58,933        $ 99,045     $ 12,876
                                               =======       =======        =======        =======         =======      =======

   Pro forma basic net income
     per common share                         $   0.21      $   0.22       $   0.18       $   0.90        $   1.51     $   0.20
                                               =======       =======        =======        =======         =======      =======
   Pro forma diluted net income
     per common share                         $   0.19      $   0.20       $   0.17       $   0.82        $   1.38     $   0.18
                                               =======       =======        =======        =======         =======      =======

Weighted average number of
   common shares outstanding                    65,326        65,599         65,736         65,832          65,623       66,021
                                               =======       =======        =======        =======         =======      =======
Weighted average number of common
   shares and dilutive potential
   common shares outstanding                    71,748        71,869         72,052         72,225          71,973       72,431
                                               =======       =======        =======        =======         =======      =======

STORE DATA:
Comparable store net sales
   increase (5)                                   4.6%          1.7%           4.9%           7.5%            5.0%         3.0%
Number of stores open at end of
   period                                        1,335         1,403          1,461          1,507           1,507        1,565
Total gross square footage
   (in thousands)                                6,349         6.769          7,274          7,638           7,638        8,097


SEE ACCOMPANYING FOOTNOTES.


                                    Footnotes


(1) Certain reclassifications have been made to the historical Dollar Express, Inc. financial statements for comparability with the presentation of Dollar Tree's historical financial statements and the combined financial statements presented herein.

       Effective January 1, 1999, Dollar Express, Inc. adopted a 52/53-week fiscal year. As such, Dollar Express's fiscal quarters end on the Thursday closest to each of March 31, June 30, September 30 and Dollar Express's fiscal year ends on the Thursday closest to December 31.

(2) In connection with the completion of the merger on May 5, 2000, the holders of the cumulative convertible redeemable preferred stock received common stock of Dollar Tree based upon the conversion rate of .5848 Dollar Tree shares for each Dollar Express, Inc. share. Because of the terms of the stock, the accrued cumulative dividends will not be paid to the preferred stock holders.

(3) Represents pro forma adjustment for C-corporation income taxes relating to Only $One and Dollar Express of $422 for March 31, 1998, $1,202 for June 30, 1998, $664 for September 30, 1998, $2,516 for December 31, 1998
       and $4,804 for the year ended December 31, 2000. Dollar Express, Inc. did not convert to C-corporation status until February 5, 1999.

(4) Gross square footage for certain quarterly periods differ from previously disclosed amounts; however, total square footage at December 31, 1999 and March 31, 2000 remain the same as previously reported.

(5) Easter was observed on April 23, 2000, April 4, 1999, April 12, 1998 and March 30, 1997.